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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 30, 2001

                             UNIT CORPORATION
            (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-9260               73-1283193

   (State of Incorporation)    (Commission File        (IRS Employer
                                    Number)          Identification No.)

                           1000 Kensington Tower
                              7130 South Lewis
                           Tulsa, Oklahoma 74136

            (Address of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code: (918) 493-7700

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)
























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ITEM 5.   OTHER EVENTS.

     On August 30, 2001, the Company announced that it's Board of Directors authorized the purchase of up to one million shares of its common stock.

     The share purchases will be made from time to time, depending on market conditions. Shares may be purchased either in the open market or through privately negotiated transactions. The repurchase program does not obligate the Company to acquire any specific number of shares and may be discontinued at any

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The Company files the following exhibits as part of this report:

Exhibit No.                Description
-----------                -----------
     99      Unit Corporation Press Release, dated August 30, 2001





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 30 , 2001
          ----------------
                             UNIT CORPORATION

                               By: /S/  John G. Nikkel
                               -----------------------
                               John G. Nikkel
                               President




















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Exhibit Index
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Exhibit No.              Description
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     99      Unit Corporation Press Release, dated August 30, 2001